EXHIBIT 24.2

                           ------------------
                            DiSanto Bertoline
                                    &
                              Company, P.C.
                           ------------------
              CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS
                              [LETTERHEAD]




                     INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Host America Corporation on Form S-8 of our report dated September 10, 1998, incorporated in the Annual Report on Form 10-KSB of Host America Corporation for the year ended June 28, 1998.


                              /s/ DISANTO BERTOLINE & COMPANY, P.C.

Glastonbury, Connecticut
January 4, 1999